UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2019

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eHealth, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2652 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CALIFORNIA 95054
(Address of principal executive offices) (Zip Code)
(650) 584-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

 ______________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On January 23, 2019, eHealth Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC and Credit Suisse Securities (USA) LLC as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which the Company agreed to issue and sell 2,400,000 shares of the Company’s common stock par value $0.001 per share (the “Common Stock”) in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-228862) filed on December 17, 2018 and amended on January 22, 2019 (the “Registration Statement”) and a related prospectus, including the related prospectus supplement, filed with the Securities and Exchange Commission (the “Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 360,000 shares of Common Stock. The Offering is expected to close on January 28, 2019.

The net proceeds from the Offering to the Company will be approximately $109.6 million (or approximately $126.2 million if the Underwriters exercise their option to purchase additional shares from the Company in full), after deducting underwriting discounts and commissions and estimated offering expenses. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The managing underwriters for the Offering are RBC Capital Markets, LLC, Credit Suisse Securities (USA) LLC and Evercore Group L.L.C. Craig-Hallum Capital Group is acting as co-manager for the Offering.

Item 9.01    Financial Statements and Exhibits.
In connection with the Offering, the legal opinion as to the legality of the Common Stock sold in this Offering is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement by and among eHealth, Inc. and RBC Capital Markets, LLC and Credit Suisse Securities (USA) LLC, dated January 23, 2019.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 24, 2019	/s/ Derek N. Yung Derek N. Yung Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement by and among eHealth, Inc. and RBC Capital Markets, LLC and Credit Suisse Securities (USA) LLC, dated January 23, 2019.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)